UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2017

IDdriven, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55645	46-4724127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13355 Moss Rock Dr., Auburn, CA 95602

(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (415) 226-7773

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

IDdriven, Inc., a Nevada corporation (the “Company”), entered into a Securities Purchase Agreement (“SPA”) dated March 27, 2017 with EMA Financial, LLC, a Delaware limited liability company (the “Purchaser”), to issue and sell to the Purchaser a 10% Convertible Note in the principal amount of $168,500 (the “Note”) for a purchase price of $160,000. In addition, the Company paid the Purchaser $10,000 in connection with the Purchaser’s due diligence for the transaction. The Note was funded on March 31, 2017 and matures on March 27, 2018 (the “Maturity Date”).

The material features of the Note are set forth below. Unless otherwise defined herein, all capitalized terms are defined in the Note or the SPA, as applicable.

Interest accrues daily on the outstanding principal amount of the Note at a rate per annum equal to 10% on the basis of a 365-day year. Any amount of principal or interest on this Note which is not paid when due shall bear interest at the rate of twenty-four (24%) per annum. The principal amount of the Note and interest are payable on the Maturity Date.

The Note is convertible into common stock, subject to Rule 144, at any time after the issue date of the Note at a conversion price of $0.04 per share of the Company’s Common Stock provided however, if the Company fails to comply with Section 1.9 of the Note (described below), then the conversion price (“Default Conversion Price”) shall equal the lower of: (i) the closing sale price of Common Stock on the Principal Market on the Trading Day immediately preceding the Closing Date, and (ii) 60% of either the lowest sale price for the Common Stock on the Principal Market during the twenty (20) consecutive Trading Days immediately preceding the Conversion Date or the closing bid price, whichever is lower, provided, however, if the Company’s share price at any time loses the bid (ex: 0.0001 on the ask with zero market makers on the bid on level 2), then the Conversion Price may, in the Purchaser's sole and absolute discretion, be reduced to a fixed conversion price of 0.00001 (if lower than the conversion price otherwise), and provided, that if on the date of delivery of the Conversion Shares to the Purchaser, or any date thereafter while Conversion Shares are held by the Purchaser, the closing bid price per share of Common Stock on the Principal Market on the Trading Day on which the Common Shares are traded is less than the sale price per share of Common Stock on the Principal Market on the Trading Day used to calculate the Conversion Price hereunder, then such Conversion Price shall be automatically reduced such that the Conversion Price shall be recalculated using the new low closing bid price (“Adjusted Conversion Price”) and shall replace the Conversion Price above, and Purchaser shall be issued a number of additional shares such that the aggregate number of shares Purchaser receives is based upon the Adjusted Conversion Price, and provided, further, that the Conversion Price shall be subject to further adjustment in Section 1.2(b) of the Note. Purchaser does not have the right to convert the Note, to the extent that it would beneficially own in excess of 4.9% of the Company's outstanding common stock.

If an Event of Default under Section 3.9 of the Note has occurred (ie, failure to comply with the Exchange Act), Purchaser, in its sole discretion, may elect to use a Conversion Price which shall equal the lower of: (i) the closing sale price of the Common Stock on the Principal Market on the Trading Day immediately preceding the Closing Date; (ii) 60% of either the lowest sale price or the closing bid price, whichever is lower for the Common Stock on the Principal Market during any Trading Day in which the Event of Default has not been cured. If such Common Stock is not traded on the OTCBB, OTCQB, NASDAQ or NYSE, then such sale price shall be the sale price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no sale price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc. If such sale price cannot be calculated for such security on such date in the manner provided above, such price shall be the fair market value as mutually determined by the Company and the Purchaser. If the Company’s Common stock is chilled for deposit at DTC, becomes chilled at any point while this Note remains outstanding or deposit or other additional fees are payable due to a Yield Sign, Stop Sign or other trading restrictions, or if the closing sale price at any time falls below $0.01 (as appropriately and equitably adjusted for stock splits, stock dividends, stock contributions and similar events), then such 60% figure specified above shall be reduced to 45%. In the event that the shares of the Company’s Common Stock are not deliverable via DWAC following the conversion of any amount hereunder, an additional 5% discount will be attributed to the Conversion Price. Additionally, the Company acknowledges that it will take all reasonable steps necessary or appropriate, including providing a board of directors resolution authorizing the issuance of common stock to Purchaser.

Without in any way limiting the Purchaser’s right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of the Note is not delivered by the Deadline (as defined below) the Company shall pay to the Purchaser $1,000.00 per day in cash, for each day beyond the Deadline that the Company fails to deliver such Common Stock.

Pursuant to Section 1.9 of the Note, at any time during the period beginning on the Issue Date and ending on the date which is one hundred and eighty (180) days following the Issue Date (“Redemption Date”), the Company shall redeem the outstanding balance on this Note in full. Company shall make payment to the Purchaser of an amount in cash (the “Redemption Amount”) equal to the Redemption Factor (as defined below), multiplied by the sum of: (w) the then outstanding principal amount of this Note plus (x) accrued and unpaid interest on the unpaid principal amount of this Note to the Redemption Deadline plus (y) Default Interest, if any, on the amounts referred to in clauses (w) and (x) plus (z) any amounts owed to the Purchaser pursuant to Sections 1.3 and 1.4(g) of the Note. Failure to pay the Redemption Amount shall not be considered an Event of Default under the Note. The “Redemption Factor” shall equal 150% percent, provided that such Prepayment factor shall equal 135% if the Redemption Date occurs on or before the date which is 90 days following the Issue Date.

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So long as the Company shall have any obligation under the Note,

i.	the Company shall not without the Purchaser’s written consent (a) pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock other than dividends on shares of Common Stock solely in the form of additional shares of Common Stock or (b) directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock except for distributions pursuant to any share Purchasers’ rights plan which is approved by a majority of the Company’s disinterested directors.

ii.	the Company shall not without the Purchaser’s written consent redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Company or any warrants, rights or options to purchase or acquire any such shares.

iii.	the Company shall not, without the Purchaser’s written consent, sell, lease or otherwise dispose of any significant portion of its assets outside the ordinary course of business. Any consent to the disposition of any assets may be conditioned on a specified use of the proceeds of disposition.

iv.	the Company shall not amend its charter documents, including without limitation its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Purchaser.

v.	The Company shall not change its transfer agent without the prior written consent of the Purchaser. Any resignation by the transfer agent without a replacement transfer agent consented to by the Purchaser prior to such replacement taking effect shall constitute an Event of Default hereunder.

The Note and SPA also contain certain representations, warranties, covenants and events of default including if the Company is delinquent in its periodic report filings with the SEC, and increases in the amount of the principal and interest rates under the Note in the event of such defaults. In the event of default, at the option of the Purchaser and at their sole discretion, the Purchaser may consider the Note immediately due and payable.

As set forth in the SPA, in the event that at any time on or prior to the date which is six months following the Closing Date, the Company desires to borrow funds, raise additional capital and/or issue additional promissory notes, whether convertible into shares of securities of the Company or otherwise (a “Prospective Financing”), the Purchaser shall have the right of first refusal to participate in the Prospective Financing, and the Company shall provide written notice containing the terms of such Prospective Financing (the “ROFR Notice”) to the Purchaser prior to effectuating any such transaction, provided that this right shall not apply to any transaction (a) in which the Company receives more than $250,000.00 of net proceeds in a single transaction; or (b) that does not involve the issuance of any securities which are directly or indirectly convertible, exercisable or exchangeable into or for capital stock of the Company. The ROFR Notice shall specify all of the key terms of the Prospective Financing, including, but not limited to, the proposed investment amount, the proposed rate of interest, the proposed conversion price, the proposed term of the investment, the type and number of securities to be sold and any and all other relevant terms, each as applicable. Upon Purchaser’s receipt of the ROFR Notice, Purchaser shall have the exclusive right to participate in such Prospective Financing(s), upon the terms specified in the ROFR Notice, by sending written notice to the Company within seven (7) business days after Purchaser’s receipt of the ROFR Notice. In the event Purchaser fails to exercise its right of first refusal with respect to an ROFR Notice within the time set forth above, Purchaser shall be deemed to have waived its right of first refusal with respect to such Prospective Financing, provided that it shall retain such right with respect to any future Prospective Financing. Notwithstanding anything contained herein, the Company shall not furnish any material non-public information concerning the Company without the Purchaser’s prior written consent, and shall initially only indicate to the Purchaser that the Company contemplates a financing. Notwithstanding anything contained herein, in no event shall the Purchaser be entitled to purchase any securities which would cause the sum of (1) the number of shares of Common Stock beneficially owned by the Purchaser and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Note or the unexercised or unconverted portion of any other security of the Company subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of directly or indirectly purchasable under this Section, to exceed 4.9% of the outstanding shares of Common Stock.

Future Financings. Until such time as the Purchaser no longer holds the Note, in the event the Company issues or sells any shares of Common Stock or securities directly or indirectly convertible into or exercisable for Common Stock (“Common Stock Equivalents”) or amends the transaction documents relating to any sale or issuance of Common Stock or Common Stock Equivalents, if the Purchaser reasonably believes that the terms and conditions thereunder are more favorable to such investors as the terms and conditions granted to the Purchaser pursuant to the Note and the SPA (the “Transaction Documents”), upon notice to the Company by such Purchaser, the Transaction Documents shall be deemed automatically amended so as to give the Purchasers the benefit of such more favorable terms or conditions.

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The foregoing description of the terms of the SPA and the Note, do not purport to be complete and is qualified in its entirety by the complete text of the documents attached as, respectively, Exhibits 10.1, and 10.2 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuance of the securities whose information is set forth in Item 1.01 of this Current Report on Form 8-K were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(a)(2) of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a high number of securities to a high number of investors. In addition, these investors had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since they agreed to, and will receive, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Securities Purchase Agreement with EMA Financial, LLC dated March 27, 2017

10.2	10% Convertible Note in the principal amount of $168,500 dated March 27, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDdriven, Inc.

Date: April 12, 2017	By:	/s/ Arend D. Verweij
Arend D. Verweij Chief Executive Officer

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